As filed with the Securities and Exchange Commission on May 31, 2024

Registration Statement No. 333-279316

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM F-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SMX (Security Matters) Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	3590	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

+353-1-920-1000

Mespil Business Centre, Mespil House, Sussex Road, Dublin 4, Ireland

(Address and telephone number of registrant’s principal executive offices)

Puglisi & Associates

850 Library Avenue, Suite 204

Newark, DE 19711

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Stephen E. Fox, Esq. Samantha Guido, Esq. Ruskin Moscou Faltischek P.C. 1425 RXR Plaza East Tower, 15th Floor Uniondale, NY 11556 Tel: (516) 663-6580	Doron Afik Adv. Afik & Co. 103 Hahashmonaim Street Tel Aviv, Israel 6120101 Tel: +972.3.6093609	Connor Manning Arthur Cox Ten Earlsfort Terrace Dublin 2 D02 T380

Approximate date of commencement of proposed sale to the public: From time to time after the date this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

☒ Emerging growth company

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

†	The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 6. Indemnification of Directors and Officers

The Company will be subject to the ICA. Subject to exceptions, the ICA does not permit a company to exempt a director or certain officers from, or indemnify a director against, liability in connection with any negligence, default, breach of duty or breach of trust by a director in relation to the company. The exceptions allow a company to (i) purchase and maintain director and officer insurance against any liability attaching in connection with any negligence, default, breach of duty or breach of trust owed to the company; and (ii) indemnify a director or other officer against any liability incurred in defending proceedings, whether civil or criminal (a) in which judgement is given in his or her favor or in which he or she is acquitted or (b) in respect of which an Irish court grants him or her relief from any such liability on the grounds that he or she acted honestly and reasonably and that, having regard to all the circumstances of the case, he or she ought fairly to be excused for the wrong concerned.

Under the Company’s Amended and Restated Memorandum and Articles of Association, subject to certain limitations and so far as may be permitted by the ICA, each director, officer or employee of the Company, and each person who is or was serving at the request of the Company as a director, officer or employee of another company, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Company, shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto, including any liability incurred by him or her in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him or her as a director, officer or employee of the Company or such other company, partnership, joint venture, trust or other enterprise, and in which judgment is given in his or her favor (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his or her part) or in which he or she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him or her by the court. However, any such indemnity shall not be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company unless and only to the extent that the courts of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

The Company on closing entered into indemnification agreements with each of the directors of the Company to provide contractual indemnification providing for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company, and to Lionheart if applicable or, at Lionheart’s request, service to other entities, as officers or directors occurring at or prior to the Merger Effective Time to the maximum extent permitted by applicable law.

The Company is also anticipated to maintain standard policies of insurance under which coverage is provided (1) to its directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act, while acting in their capacity as directors and officers of the Company, and (2) to the Company with respect to payments which may be made by the Company to such officers and directors pursuant to any indemnification provision contained in the Company’s Amended and Restated Memorandum and Articles of Association or otherwise as a matter of law.

Item 7. Recent Sales of Unregistered Securities

The following list sets forth information as to all of the Company’s securities sold in the last three years which were not registered under the Securities Act. The descriptions of these issuances are historical and have not been adjusted to give effect to the Business Combination.

All of the below issuances reflect the number of Ordinary Shares issued at the time of issuance and do not reflect the an adjustment pursuant to the Reverse Stock Split.

In connection with the Company’s initial formation, the Company issued one ordinary share at a price of US$0.0001 each to Doron Afik, and subsequently issued 25,000 deferred ordinary shares at a price of €1.00 per share, to Doron Afik. Immediately prior to consummation of the Transactions, the Company had paid up capital of €25,000 and US$0.0001.

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In March 2023, in connection with the Standby Equity Purchase Agreement, by and between YA II PN, LTD (“Yorkville”) and the Company, dated February 23, 2023 (the “SEPA”), the Company issued 92,315 Ordinary Shares to Yorkville as a 1.5% commitment fee.

In April 2023, the Company granted, pursuant to its 2022 Incentive Equity Plan, (a) an aggregate of 4,361,920 restricted stock units that settle into ordinary shares of the Company and (b) options to purchase an aggregate of 597,030 ordinary shares, in each case to certain of the Company’s executives, directors, employees, consultants and agents.

On May 4, 2023, the Company issued (a) an aggregate of 872,418 ordinary shares, (b) redeemable warrants to purchase an aggregate of 384,500 ordinary shares and (c) warrants to purchase an aggregate of 255,500 ordinary shares, in each case to certain holders of outstanding convertible bridge promissory notes of the Company, upon the conversions thereof in accordance with their terms.

In May 2023, in connection with the SEPA, the Company issued 109,397 Ordinary Shares to Yorkville upon the conversion of $100,000 in principal amount of its convertible promissory note.

In June 2023, in connection with the SEPA, the Company issued 214,523 Ordinary Shares to Yorkville upon the conversion of $200,000 in principal amount of its convertible promissory note.

On June 16, 2023, in connection with the SEPA, the Company issued 258,933 Ordinary Shares to Yorkville upon the conversion of $150,000 in principal amount of its convertible promissory note.

On June 27, 2023, the Company issued to EF Hutton, a division of Benchmark Investments, LLC warrants to subscribe for 766,667 number of Ordinary Shares as set forth in the Registration Statement on Form F-1 as filed with the SEC on June 28, 2023.

On July 19, 2023, in connection with the SEPA, the Company issued 2,682,141 Ordinary Shares to Yorkville upon the conversion of $550,000 in principle amount of its convertible promissory note.

On August 7, 2023, in connection with the SEPA, the Company issued 1,159,155 Ordinary Shares to Yorkville upon the conversion of $132,723.25 in principle amount of its convertible promissory note.

On September 6, 2023, in connection with a Securities Purchase Agreement dated September 5, 2023 (“Securities Purchase Agreement”), the Company issued (i) a convertible promissory note to an institutional investor in the principal amount of $4,290,000, and (ii) two (2) warrants to the institutional investor, an “A” warrant and a “B” warrant. The A Warrant for 3,929,051 Ordinary Shares has a conversion price of $0.0022 per shares and the B Warrant for 2,619,367 Ordinary Shares has an exercise price of $1.6378 per share.

On September 20, 2023, in connection with the SEPA, the Company issued 129,421 Ordinary Shares to Yorkville upon the conversion of $167,246.75 in principal amount of its convertible promissory note.

On September 28, 2023, in connection with amendments to loan agreements dated September 19, 2023, the Company issued 487,281 Ordinary Shares to Kamea-the United Kibbutz Movement Ltd.

On September 29, 2023, in connection with the SEPA, the Company issued 86,497 Ordinary Shares to Yorkville upon the conversion of $100,000 in principal amount of its convertible promissory note.

On November 9, 2023, in connection with the Independent Contractor Engagement, dated August 11, 2023, by and between Holger and SMX Circular Economy Platform Pte. Ltd., the Company issued 38,640 Ordinary Shares to Holger.

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On November 9, 2023, in connection with the Independent Contractor Engagement, dated August 23, 2023, by and between Mauro and SMX Circular Economy Platform Pte. Ltd., the Company issued 22,325 Ordinary Shares to Mauro.

On November 15, 2023, in connection with the Securities Purchase Agreement, the Company issued 146,223 Ordinary Shares to an institutional investor upon the conversion of $239,484.02 in principal amount of its convertible promissory note.

On November 20, 2023, in connection with the SEPA, the Company issued 89,269 Ordinary Shares to Yorkville upon the conversion of $100,000 in principal amount of its convertible promissory note.

On November 28, 2023, in connection with the SEPA, the Company issued 727,270 Ordinary Shares to Yorkville upon the conversion of $800,000 in principal amount of its convertible promissory note.

On November 28, 2023, in connection with the Securities Purchase Agreement, the Company issued 161,046 Ordinary Shares to an institutional investor upon the conversion of $263,761.14 in principal amount of its convertible promissory note.

On December 8, 2023, in connection with the Securities Purchase Agreement, the Company issued of 205,462 Ordinary Shares to an institutional investor upon the conversion of $336,505.66 in principal amount of its convertible promissory note.

On December 8, 2023, in connection with an inducement offer letter agreement with certain holders of existing warrants, dated December 7, 2023, the Company issued an aggregate of 909,090 new warrants to purchase, in the aggregate, up to 909,090 Ordinary Shares at an exercise price of either (i) $0.0022 per share in an amount not to exceed 75% of the New Warrant Shares, or (ii) $1.15 per share, in the discretion of the warrantholders.

On December 8, 2023, in connection with an inducement offer letter agreement, dated December 7, 2023, the Company issued an aggregate of 606,060 ordinary shares to certain holders of existing warrants.

On December 11, 2023, in connection with the Securities Purchase Agreement, the Company issued 247,568 Ordinary Shares to an institutional investor upon the conversion of $405,466.87 in principal amount of its convertible promissory note.

On December 13, 2023, in connection with the Securities Purchase Agreement, the Company issued 258,417 Ordinary Shares to an institutional investor upon the conversion of $423,235.36 in principal amount of its convertible promissory note.

On December 18, 2023, in connection with the Securities Purchase Agreement, the Company issued 271,337 Ordinary Shares to an institutional investor upon the conversion of $444,393.7 in principal amount of its convertible promissory note.

On January 12, 2024, in connection with the Securities Purchase Agreement, the Company issued 301,267 Ordinary Shares to an institutional investor upon the conversion of $493,415.09 in principal amount of its convertible promissory note.

On January 12, 2024, the Company issued an aggregate of 4,032,256 Ordinary Shares and warrants to purchase an aggregate of 4,032,256 ordinary shares, to holders (the “Note Holders”) of existing convertible notes (the “Existing Notes”) and Redeemable Warrants (the “Redeemable Warrants”), in exchange for the cancellation of an aggregate of (a) approximately $750,000 owed to the Note Holders under the Notes and (b) $1,450,000 cash value of Redeemable Warrants.

On January 12, 2024, the Company issued 457,682 Ordinary Shares to a service provider (the “Service Provider”) as payment in full for $260,000 worth of services previously provided to the Company by the Service Provider.

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On January 19, 2024, in connection with the Securities Purchase Agreement, the Company issued 552,181 Ordinary Shares to an institutional investor upon the conversion of $904,362.04 in principal amount of its convertible promissory note.

On January 25, 2024, in connection with the SEPA, the Company issued 500,000 Ordinary Shares to Yorkville as advances under the SEPA.

On February 2, 2024, the Company issued 500,000 Ordinary Shares to EF Hutton, LLC in lieu of paying a cash fee of $155,000 to EF Hutton, LLC for underwriting services.

On February 7, 2024, in connection with the SEPA, the Company issued 500,000 Ordinary Shares to Yorkville as advances under the SEPA.

On February 7, 2024, in connection with the Securities Purchase Agreement, the Company issued 475,866 Ordinary Shares to an institutional investor upon the conversion of $779,374.08 in principal amount of its convertible promissory note.

On February 16, 2024, in connection with the SEPA, the Company issued 500,000 Ordinary Shares to Yorkville as advances under the SEPA.

On February 21, 2024, a warrant holder exercised 653,595 Ordinary Shares underlying a Warrant A at an exercise price per share of $0.0022.

On February 27, 2024, a warrant holder exercised 736,274 Ordinary Shares underlying a Warrant A at an exercise price per share of $0.0022.

On February 28, 2024, in connection with a private placement binding term sheet, the Company issued (i) a convertible security to an investor relating to a loan in the principal amount of $407,000, and (ii) 100,000 warrants to the investor. The warrants have an exercise price of $0.05 per share.

On March 4, 2024, a warrant holder exercised 773,088 Ordinary Shares underlying a Warrant A at an exercise price of $0.0022.

On March 11, 2024, a warrant holder exercised 1,309,975 Ordinary Shares underlying a Warrant A at an exercise price of $0.0022.

On March 13, 2024, in connection with the SEPA, the Company issued 274,396 Ordinary Shares to Yorkville as advances under the SEPA.

On March 22, 2024, a warrant holder exercised 316,332 Ordinary Shares underlying a Warrant A at an exercise price of $0.0022.

On March 27, 2024, in connection with the SEPA, the Company issued 900,000 Ordinary Shares to Yorkville as advances under the SEPA.

On April 11, 2024, in connection with a Securities Purchase Agreement, the Company issued a convertible promissory note to an institutional investor in the principal amount of $2,250,000, and a 5.5 year warrant for 11,825,508 Ordinary Shares at an exercise price of $0.157 per share.

Also on April 11, 2024, the Company issued 2,619,367 Ordinary Shares upon the exercise of outstanding warrants, at an amended exercise price per share of $0.0022.

On April and May 2024, the Company issued an aggregate of 1,812,486 Ordinary Shares to certain former debtholders of the Company upon the conversion of outstanding warrants held by them and as additional consideration for the prior cancellation of such debt.

On May 28, 2024, the Company issued 103,373 Ordinary Shares to an institutional investor upon the conversion of $169,305 in accrued interest under a convertible promissory note.

None of the foregoing transactions involved any underwriters, underwriting discounts or commissions, or any public offering. The Registrant believes these transactions were exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act (or Regulation D or Regulation S promulgated thereunder), or Rule 701 promulgated under Section 3(b) of the Securities Act as transactions by an issuer not involving any public offering or pursuant to benefit plans and contracts relating to compensation as provided under Rule 701. The recipients of the securities in each of these transactions represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were placed upon the stock certificates issued in these transactions. All recipients had adequate access, through their relationships with us, to information about the Registrant.

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Item 8. Exhibits.

Item 8. Exhibits and Financial Statement Schedules

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of July 26, 2022, by and among Empatan Public Limited Company, Lionheart III Corp., Security Matters PTY and Aryeh Merger Sub, Inc. (incorporated by reference to Annex A to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, initially filed with the SEC on September 6, 2022).

2.2	Scheme Implementation Deed, dated July 26, 2022, by and among Lionheart III Corp., Empatan Public Limited Company and Security Matters PTY (incorporated by reference to Annex B-1 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, initially filed with the SEC on September 6, 2022).

3.1	Articles of Association of the Company (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, initially filed with the SEC on September 6, 2022).

3.2	Form of Amended and Restated Memorandum and Articles of Association of the Company (incorporated by reference to Annex C to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, initially filed with the SEC on September 6, 2022).

3.3	Deed of Variation-Scheme Implementation Deed, dated January 8, 2023, by and among Lionheart III Corp., Empatan Public Limited Company and Security Matters PTY (incorporated by reference to Annex B-2 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on January 12, 2023).

3.4	Constitution True Gold Consortium Pty Ltd. (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

3.5	Certificate of Incorporation on Change of Name (incorporated by reference to Exhibit 3.5 to the Registration Statement on Form F-1 (Reg. No. 333-270674), as amended, initially filed with the SEC on March 17, 2023).

3.6	Amended Public Limited Company Constitution of SMX (Security Matters) Public Limited Company Memorandum of Association (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 6-K filed with the SEC on August 18, 2023).

3.7	Further Amended Public Limited Company Constitution of SMX (Security Matters) Public Limited Company Memorandum of Association (incorporated by reference to Exhibit 3.7 to the Registration Statement on Form F-1 (Reg. No. 333-274774), as amended, initially filed with the SEC on September 29, 2023).

4.1	Promissory Note between the Company and EF Hutton, dated March 7, 2023 (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form F-1 (Reg. No. 333-270674), as amended, initially filed with the SEC on March 17, 2023).

4.2	Warrant Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed by Lionheart III Corp with the SEC on November 9, 2021)

4.3	Form of Warrant A (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form F-1 (Reg. No. 333-272503), as amended, initially filed with the SEC on June 7, 2023)

4.4	Form of Warrant B (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form F-1 (Reg. No. 333-272503), as amended, initially filed with the SEC on June 7, 2023)

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4.5	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form F-1 (Reg. No. 333-272503), as amended, initially filed with the SEC on June 7, 2023)

4.6	Form of Underwriter’s Warrant (incorporated by reference to Exhibit 4.6 to the Registration Statement on Form F-1 (Reg. No. 333-272503), as amended, initially filed with the SEC on June 7, 2023)

4.7	Form of Warrant Agent Agreement with Respect to Warrant A, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form F-1 (Reg. No. 333-272503), as amended, initially filed with the SEC on June 7, 2023)

4.8	Form of Warrant Agent Agreement with Respect to Warrant B, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.8 to the Registration Statement on Form F-1 (Reg. No. 333-272503), as amended, initially filed with the SEC on June 7, 2023)

4.9	Form of A Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 6-K filed with the SEC on September 6, 2023)

4.10	Form of B Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 6-K filed with the SEC on September 6, 2023)

4.11	Form of New Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 6-K filed with the SEC on December 7, 2023).

4.12	Warrant to YAII PN, Ltd. (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 6-K filed with the SEC on February 2, 2024).

4.13	Form of New Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 6-K filed with the SEC on December 7, 2023).

4.14	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.14 to the Company’s Registration Statement on Form F-1 (Reg. No. 333-276760), as amended, initially filed with the SEC on February 8, 2024).

4.15	Form of Ordinary Share Purchase Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 6-K filed with the SEC on April 12, 2024).

4.16	Form of Warrant (incorporated by reference to Exhibit 2.17 to the Company’s Annual Report on Form 20-F, as amended, initially filed with the SEC on April 30, 2024).

5.1**	Opinion of Arthur Cox

10.1	Registration Rights Agreement, dated November 3, 2021, by and between Lionheart III Corp, Lionheart Equities, LLC and certain securityholders (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, initially filed with the SEC on September 6, 2022).

10.2	Private Placement Securities Subscription Agreement, dated November 3, 2021, by and between Lionheart III Corp and Lionheart Equities, LLC (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, initially filed with the SEC on September 6, 2022).

10.3	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, initially filed with the SEC on September 6, 2022).

10.4	Amended and Restated Sponsor Agreement, dated July 26, 2022, by and among Lionheart III Corp, Lionheart Equities, LLC, and certain insiders (incorporated by reference herein to Exhibit 10.9 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, initially filed with the SEC on September 6, 2022).

10.5

Amended and Restated Registration Rights Agreement, by and between the Company, Lionheart Equities, LLC and Holders, dated February 23, 2023 (incorporated by reference to Exhibit 4.10 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

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10.6	Employment Agreement, dated June 1, 2021, by and between Security Matters Ltd. and Haggai Alon (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.7	Employment Agreement, dated April 25, 2021, by and between Security Matters Ltd. and Limor Moshe Lotker (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.8	Amendment I, dated June 9, 2022, to Employment Agreement dated June 1, 2021, by and between Security Matters Ltd. and Haggai Alon (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.9	Amendment I, dated June 9, 2022, to Employment Agreement dated April 25, 2021, by and between Security Matters Ltd. and Limor Moshe Lotker (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.10	License Agreement, dated January 1, 2015, by and between Isorad Ltd. and Security Matters Ltd. (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.11	Amendment to License Agreement, dated July 10, 2018, by and between Isorad Ltd. and Security Matters Ltd. (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.12	Addendum to License Agreement, dated April 30, 2019, by and between Isorad Ltd. and Security Matters Ltd. (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.13	TrueGold Licensing Agreement dated July 26, 2020, by and between Security Matters Ltd. and True Gold Consortium Pty Ltd. (incorporated by reference to Exhibit 10.20 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.14	Shareholders Agreement dated July 27, 2020 by and among Security Matters PTY, W.A. Mint Pty Ltd. and True Gold Consortium Pty Ltd. (incorporated by reference to Exhibit 10.21 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.15	True Gold R&D Services Agreement dated November 16, 2022, by and between Security Matters Ltd. and True Gold Consortium Pty Ltd. (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.16	Services Agreement dated June 16, 2021, by and between Security Matters PTY and True Gold Consortium Pty Ltd. (incorporated by reference to Exhibit 10.23 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

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10.17	Amendment, dated May 26, 2022, to True Gold R&D Services Agreement, by and between Security Matters, Ltd. and True Gold Consortium Pty. Ltd. (incorporated by reference to Exhibit 10.24 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.18	Shareholders Agreement dated April 30, 2019, by and among Security Matters Ltd., Trifecta Industries Ltd. and Newco (incorporated by reference to Exhibit 10.25 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.19	Chairman Agreement dated July 26, 2022, by and among Ophir Sternberg and the Company (incorporated by reference to Exhibit 10.26 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.20	Independent Contractor Agreement dated July 26, 2022, by and among Faquiry Diaz and the Company (incorporated by reference to Exhibit 10.27 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.21	Form of Assignment, Assumption and Amendment Agreement with respect to the Warrant Agreement (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form F-4 (Reg. No. 333-267301), as amended, filed with the SEC on December 28, 2022).

10.22	Reciprocal Standby Equity Purchase Agreement with YA II PN, LTD., dated February 23, 2023 (incorporated by reference to Exhibit 4.27 to the Shell Company Report on Form 20-F (File No. 001-41639), as amended, filed with the SEC on March 7, 2023).

10.23	Convertible Promissory Note with YA II PN, LTD., dated March 9, 2023 (incorporated by reference to Exhibit 4.28 to the Shell Company Report on Form 20-F (File No. 001-41639), as amended, filed with the SEC on March 7, 2023).

10.24	Form of Senior Secured Promissory Note (incorporated by reference to Exhibit 4.29 to the Shell Company Report on Form 20-F (File No. 001-41639), as amended, filed with the SEC on March 7, 2023).

10.25	Form of Specific Security Deed (incorporated by reference to Exhibit 4.30 to the Shell Company Report on Form 20-F (File No. 001-41639), as amended, filed with the SEC on March 7, 2023).

10.26	Form of 15% Senior Convertible Note due 2024 Growth Financing Termsheet (incorporated by reference to Exhibit 4.31 to the Shell Company Report on Form 20-F (File No. 001-41639), as amended, filed with the SEC on March 7, 2023).

10.27	Amended and Restated Promissory Note with Lionheart Management, LLC and Lionheart Equities, LLC, dated March 7, 2023 (incorporated by reference to Exhibit 4.32 to the Shell Company Report on Form 20-F (File No. 001-41639), as amended, filed with the SEC on March 7, 2023).

10.28	2022 Incentive Equity Plan (incorporated by reference to Exhibit 4.33 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.29	Lock-Up Agreement, dated February 23, 2023, by and between the Company and Ophir Sternberg (incorporated by reference to Exhibit 4.34 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.30	Lock-Up Agreement, dated February 23, 2023, by and between the Company and Thomas Hawkins (incorporated by reference to Exhibit 4.35 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.31	Lock-Up Agreement, dated February 23, 2023, by and between the Company and Faquiry Diaz Cala (incorporated by reference to Exhibit 4.36 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

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10.32	Lock-Up Agreement, dated February 23, 2023, by and between the Company and Haggai Alon (incorporated by reference to Exhibit 4.37 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.33	Lock-Up Agreement, dated February 23, 2023, by and between the Company and James Anderson (incorporated by reference to Exhibit 4.38 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.34	Lock-Up Agreement, dated February 23, 2023, by and between the Company and Lionheart Equities, LLC (incorporated by reference to Exhibit 4.39 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.35	Lock-Up Agreement, dated February 23, 2023, by and between the Company and Roger Meltzer (incorporated by reference to Exhibit 4.40 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.36	Lock-Up Agreement, dated February 23, 2023, by and between the Company and Thomas Byrne (incorporated by reference to Exhibit 4.41 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.37	Lock-Up Agreement, dated February 23, 2023, by and between the Company and Benguy Escrow Co. Ltd. A/C. (incorporated by reference to Exhibit 4.42 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.38	Lock-Up Agreement, dated February 23, 2023, by and between the Company and Paul Rapisarda (incorporated by reference to Exhibit 4.43 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.39	Form of 2022 Incentive Equity Plan, Option Award Agreement (incorporated by reference to Exhibit 4.44 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.40	Form of 2022 Incentive Equity Plan, RSU Award Agreement (incorporated by reference to Exhibit 4.45 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.41	Amendment to Binding Terms of Agreement, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.46 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.42	Amendment to 10% Secured Notes, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.47 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.43	Amendment to Binding Terms of Agreement, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.48 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.44	Amendment to Senior Secured Promissory Note Due August 24, 2024, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.49 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.45	Amendment to Senior Secured Promissory Note, dated March 2, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.50 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022 filed with the SEC on April 28, 2023).

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10.46	Amendment to 10% Secured Notes Due July 1st, 2023, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.51 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.47	Amendment to 10% Secured Notes, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.52 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.48	Amendment to 10% Secured Bridge Notes, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.53 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.49	Amendment to Binding Terms of Agreement, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.54 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.50	Amendment to Loan Agreement, dated March 2, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.55 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.51	Amendment to Senior Secured Promissory Note Due July 31, 2023, dated March 5, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.56 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.52	Amendment to Senior Secured Promissory Note Due December 19, 2023, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.57 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.53	Conversion and Exchange Rights Agreement, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.58 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.54	Conversion and Exchange Rights Agreement, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.59 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.55	Amendment to Senior Secured Promissory Note Due December 19, 2023, dated March 1, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.60 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.56	Amendment to Senior Secured Promissory Note Due July 31, 2023, dated March 5, 2023, by and between the Company and Subscriber (incorporated by reference to Exhibit 4.61 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.57	Amended and Restated Promissory Note dated as of March 7, 2023, in favor of Lionheart Management, LLC and Lionheart Equities, LLC (incorporated by reference to Exhibit 4.62 to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the SEC on April 28, 2023).

10.58	Amendment dated April 27, 2023 to Amended and Restated Promissory Note dated as of March 7, 2023 (incorporated by reference to Exhibit 4.63 to the Company’s Annual Report on Form 20-F filed with the SEC on April 28, 2023),

10.59	Convertible Promissory Note with YA II PN, LTD., dated May 22, 2023 (incorporated by reference to Exhibit 10.59 to the Registration Statement on Form F-1 (Reg. No. 333-272503), as amended, initially filed with the SEC on June 7, 2023).

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10.60	Letter Agreement by and between the Company and YA II PN, Ltd., dated July 27, 2023 (incorporated by reference to Exhibit 10.60 to the Company’s Registration Statement on Form F-1 (Reg. No. 333-274378), as amended, initially filed with the SEC on September 6, 2023).

10.61	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 6-K filed with the SEC on September 6, 2023).

10.62	Form of Promissory Note (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 6-K filed with the SEC on September 6, 2023).

10.63	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 6-K filed with the SEC on September 6, 2023).

10.64	Employment Agreement by and between Security Matters Pty and Zeren Browne, dated July 21, 2022 (incorporated by reference to Exhibit 10.64 to the Company’s Registration Statement on Form F-1 (Reg No. 333-276258), as amended, initially filed with the SEC on December 22, 2023).

10.65	Form of Conversion and Exchange Rights Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 6-K filed with the SEC on January 25, 2024).

10.66	Form of Conversion and Exchange Rights Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 6-K filed with the SEC on January 25, 2024).

10.67	Letter Agreement with YAII PN, Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 6-K filed with the SEC on February 2, 2024).

10.68	Form of Inducement Letter (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 6-K filed with the SEC on December 7, 2023).

10.69	Investment Agreement dated as of October 3, 2023 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 6-K filed with the SEC on October 10, 2023).

10.70	Employment Agreement by and between Security Matters Ltd. and Ofira Bar dated December 23, 2023 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 6-K filed with the SEC on March 1, 2024).

10.71	Private Placement Binding Term Sheet by and between the Company and Steve Wallitt, dated February 25, 2024 (incorporated by reference to Exhibit 10.71 the Company’s Registration Statement on Form F-1 (Reg. No. 333-277482), as amended, filed with the SEC on March 7, 2024).

10.72	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 6-K filed with the SEC on April 12, 2024).

10.73	Form of Promissory Note (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 6-K filed with the SEC on April 12, 2024).

10.74	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 6-K filed with the SEC on April 12, 2024).

10.75	Form of Warrant Amendment and Inducement Letter (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 6-K filed with the SEC on April 12, 2024).

10.76	Stock Purchase Agreement, by and between Generating Alpha Ltd. and the Company, dated April 19, 2024 (incorporated by reference to Exhibit 10.76 to the Company’s Registration Statement on Form F-1 (File No. 333-376257), as amended, initially filed with the SEC on December 22, 2023).

10.77	Form of Conversion and Exchange Rights Agreement (incorporated by reference to Exhibit 4.77 to the Company’s Annual Report of Form 20-F, filed with the SEC on April 30, 2024).

21.1	List of Subsidiaries of the Company (incorporated by reference to Exhibit 21.1 to the Company’s Registration Statement on Form F-1 (Reg. No. 333-276760), as amended, initially filed with the SEC on January 30, 2024).

23.1**	Consent of Arthur Cox (included as part of Exhibit 5.1)

23.2*	Consent of BDO Ziv Haft

24.1*	Power of Attorney (included on signature page to the initial filing of the Registration Statement)

99.1	Relevant Territories for withholding Tax on Dividends (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form F-1 (Reg. No. 333-270674), as amended, initially filed with the SEC on March 17, 2023).

101.INS*	Inline XBRL Instance Document

101.SCH*	Inline XBRL Taxonomy Extension Schema Document

101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

107*	Filing Fee Table

* Previously filed.

** Filed herewith.

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(b) Financial Statement Schedules

Schedules have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements or notes thereto.

(d) Filing Fee Table.

The Filing Fee Table and related disclosure is filed herewith as Exhibit 107.

Item 9. Undertakings.

(a) The undersigned hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) that, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) that for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) to file a post-effective amendment to the registration statement to include any financial statements required by “Item 8.A. of Form 20-F” at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Securities Act need not be furnished; provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements; and

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(5) that, for the purpose of determining liability under the Securities Act to any purchaser:

(i) if the registrant is relying on Rule 430B:

(A) each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii) if the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(c) The undersigned hereby undertakes:

(1) that for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused and authorized this registration statement to be signed on its behalf by the undersigned.

SMX (SECURITY MATTERS) PUBLIC LIMITED COMPANY

May 31, 2024	By:	/s/ Haggai Alon
	Name:	Haggai Alon
	Title:	CEO

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Haggai Alon	Chief Executive Officer and Director	May 31, 2024
Haggai Alon	(Principal Executive Officer)

*	Chief Financial Officer	May 31, 2024
Ofira Bar	(Principal Financial and Accounting Officer)

*	Chairman of the Board of Directors	May 31, 2024
Ophir Sternberg

*	Executive Vice President, Chief Strategy Officer	May 31, 2024
Zeren Browne	and Director

*	Director	May 31, 2024
Amir Bader

Director
Pauline Khoo

*	Director	May 31, 2024
Roger Meltzer

*	Director	May 31, 2024
Thomas Hawkins

* Haggai Alon, pursuant to Powers of Attorney (executed by each of the officers and directors listed above and indicated as signed above, and filed with the Securities and Exchange Commission), by signing his name hereto does hereby sign and execute this Amendment to the Registration Statement on behalf of each of the persons referenced above.

By:	/s/ Haggai Alon
Haggai Alon
Attorney-in-Fact

Date: May 31, 2024

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AUTHORIZED REPRESENTATIVE

Pursuant to the requirements of the Securities Act, this registration statement on Form F-1 has been signed on behalf of the registrant by the undersigned, solely in his capacity as the duly authorized representative of the registrant in the United States, on May 31, 2024.

Puglisi & Associates

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title	Managing Director

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